THE TRAVELERS MARKETLIFE(SM)
                                           SUPPLEMENT DATED SEPTEMBER 3, 2002 TO
                                                THE PROSPECTUS DATED MAY 1, 2002


The following information revises the information in the "Variable Funding Option Expenses" table:

                                                            DISTRIBUTION                     TOTAL ANNUAL
                                                               AND/OR                          OPERATING
                                           MANAGEMENT FEE     SERVICE      OTHER EXPENSES      EXPENSES
FUNDING                                    (AFTER EXPENSE       FEES       (AFTER EXPENSE   (AFTER EXPENSE
OPTIONS:                                   REIMBURSEMENT)   (12b-1 FEES)   REIMBURSEMENT)   REIMBURSEMENT)
---------------                            --------------   -------------  --------------   --------------
GREENWICH STREET SERIES FUND
  Equity Index Portfolio--Class I Shares ...  0.31%**           --              0.02%           0.33% (7)

**The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On June 24, 2002, the shareholders of the Greenwich Street Fund:
Equity Index Portfolio approved a new Investment Advisory Agreement, which became effective immediately after the shareholder meeting. Under the new agreement, the management fee increased by 0.10%. Finally, the fund's Management eliminated the voluntary fee cap of 0.30%.

NOTES

(7) There were no fees waived or expenses reimbursed for these funds in 2001. Smith Barney Fund Management received an administrative fee, which is reflected in the management fee column.












L-19901                                                        September 3, 2002